UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 9, 2008
 (Date of earliest event reported)

LaserCard Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-06377	77-0176309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 N. Shoreline Boulevard, Mountain View, California 94043
(Addresses of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 969-4428

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This amendment to the original Form 8-K filed on June 12, 2008 (the “Original Form 8-K ) is being filed to modify the time periods for which certain disclosures apply so that they more closely correspond to those required by Regulations S-K 304.

Table of Contents

Item 4.01  Changes in Registrant’s Certifying Account.

Item 9.01  Financial Statements and Exhibit

Signatures

Exhibit Index

Exhibit 16.1 (Letter regarding change of certifying accountant)

Item 4.01  Changes in Registrant’s Certifying Accountant.

On June 5, 2008, the audit committee of the board of directors of LaserCard Corporation (the “Company”) approved the engagement of Singer Lewak Greenbaum & Goldstein LLP (“SLGG”) as the Company’s new independent registered public accounting firm for the fiscal year ending March 31, 2009.  SLGG was formally retained by the Company on June 10, 2008.  During the Registrant’s two most recent fiscal years (which ended March 31, 2007, and 2008, respectively), and during the subsequent period from April 1, 2008, through June 9, 2008, neither the Registrant nor anyone of its behalf has consulted with SLGG regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

At the same meeting, the audit committee of the Company’s board of directors approved the dismissal of Odenberg Ullakko Muranishi & Co. LLP (“OUM”), as its independent registered accounting firm.  The chairman of the Company’s audit committee provided notice to OUM of its dismissal on June 9, 2008.  OUM had audited the Company’s consolidated financial statements for each fiscal year in the period from March 31, 2005 through March 31, 2008.

No report on the financial statements prepared by OUM for either of the Company’s last two fiscal years  contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years (which ended March 31, 2007, and 2008, respectively) and during the subsequent interim period beginning April 1, 2008, through June 9, 2008, there were no disagreements with OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of OUM, would have caused OUM to make reference to the subject matter of such disagreements in connection with its report.  In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within such time period.

The Registrant provided OUM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that OUM furnish a letter addressed to the SEC stating whether or not OUM agrees with the statements noted above.  A copy of the responsive letter, dated June 11, 2008, from OUM was attached as Exhibit 16.1 to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibits 16.1  Letter Re Change in Certifying Account:  Letter from Odenberg Ullakko Muranishi & Co. LLP to the Securities and Exchange Commission dated June 11, 2008, was previously filed with the Original Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this First Amendment to Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 23rd day of June, 2008.

LaserCard Corporation
(Registrant)

By: /s/ Steven G. Larson
Steven G. Larson
Chief Financial Officer

Exhibit Index

Exhibit	Description
16.1	Letter re Change in Certifying Accountant	Previously filed with the Original Form 8-K